EXHIBIT INDEX

99.1 Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.2 Certification pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

99.3    Certification pursuant to Section 302 of the Sarbanes-Oxley
        Act of 2002.

99.4    Certification pursuant to Section 302 of the Sarbanes-Oxley
        Act of 2002.